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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 7, 2002

                                ----------------

                           PRUDENTIAL FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)


          New Jersey                001-16707                    22-3703799
  (State or other jurisdiction   (Commission File             (I.R.S. Employer
         of incorporation)             Number)               Identification No.)


                                751 Broad Street
                            Newark, New Jersey 07102
              (Address of principal executive offices and zip code)

                                 (973) 802-6000
              (Registrant's telephone number, including area code)

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Item 5.  Other Information.

         On May 7, 2002, Prudential Financial, Inc., a New Jersey Corporation, issued a press release announcing first quarter 2002 results, a copy of which is attached hereto as Exhibit 99.0 and is incorporated herein by reference.

Item 9.  Regulation FD Disclosure.

         Prudential Financial, Inc. furnishes herewith, as Exhibit 99.1, the Quarterly Financial Supplement for its Financial Services Businesses for the quarterly period ended March 31, 2002.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2002                        Prudential Financial, Inc.

                                         By: /s/  Anthony S. Piszel
                                         ---------------------------------------
                                         Name: Anthony S. Piszel
                                         Title: Controller (Principal Accounting
                                         Officer)

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                                  Exhibit Index

Exhibit

No.                                   Description
---       ----------------------------------------------------------------------

99.0      Press Release of Prudential Financial, Inc., dated May 7,2002.

99.1 Quarterly Financial Supplement for the Financial Services Businesses of Prudential Financial, Inc. for the Quarterly Period ended March 31, 2002.


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